1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,

Charles

D.

Knight,

Executive

Vice

President,

Chief

Financial

Officer

of

The

Cato

Corporation

(the
“Company”), certify, pursuant

to Section 906

of the Sarbanes-Oxley

Act of 2002,

18 U.S.C. Section 1350,

that
on the date of this Certification:
1.
the Annual Report on Form 10-K

of the Company for the year

ended February 3, 2024 (the “Report”) fully
complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange

Act of 1934; and
2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 27, 2024

/s/ Charles D. Knight

Charles D. Knight

Executive Vice President

Chief Financial Officer